UNITED STATES SECURITIES AND EXCHANGE COMMISSION Washington, D.C. 20549

FORM 8-K

CURRENT REPORT Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934

Date of report (Date of earliest event reported):	December 12, 2006

HOMEBANC CORP.
(Exact Name of Registrant as Specified in Charter)

Georgia	001-32245	20-0863067
(State or Other Jurisdiction of Incorporation)	(Commission File Number	(IRS Employer Identification Number)

2002 Summit Boulevard, Suite 100, Atlanta, Georgia		30319
(Address of Principal Executive Offices)		(Zip Code)

Registrant's Telephone Number, including area code:	(404) 459-7400

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Securities Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01.	Entry into a Material Definitive Agreement.

The Board of Directors (the “Board”) of HomeBanc Corp. (“HomeBanc”) and/or the Compensation Committee of the Board (the “Committee”) recently adopted amendments to certain of HomeBanc’s equity incentive plans (collectively, the “Plan Amendments”). The Plan Amendments are described below. None of the Plan Amendments requires shareholder approval.

Amendment to the Long-Term Incentive Plan

At its meeting on December 12, 2006, the Committee approved an amendment (the “LTIP Amendment”) to the HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan (as amended, the “LTIP”). The amendment to the LTIP:

•

modifies the definition of “Fair Market Value” as of a specified date to mean the closing price of the stock on that date rather than the closing price on the immediately preceding day and conforms to the Securities and Exchange Commission’s recently adopted rules on executive compensation disclosure;

•	provides for certain minimum vesting requirements for full-value awards granted under the LTIP;

•

provides that the Committee will not have the ability to accelerate vesting of awards under the LTIP on a discretionary basis except in the case of a change in control or terminations of employment in connection with a change in control; and

•

modifies the anti-dilution provisions of the LTIP to provide that upon the occurrence of certain equity restructuring events (such as stock dividends, stock splits, spin-offs, or rights offerings) the Committee shall, rather than may, make equitable adjustments to awards granted under the LTIP.

A copy of the LTIP Amendment is attached hereto as Exhibit 10.1 and is incorporated herein by this reference.

Amendment No. 1 to Amended and Restated HomeBanc Corp. Sales Equity Incentive Plan

At its meeting on December 12, 2006, the Committee approved Amendment No. 1 (the “Sales Equity Plan Amendment”) to the Amended and Restated HomeBanc Corp. Sales Equity Incentive Plan (as so amended, the “Sales Equity Plan”). The Sales Equity Plan Amendment:

•

modifies the definition of “Fair Market Value” as of a specified date to mean the closing price of the stock on that date rather than the closing price on the immediately preceding day and conforms to the Securities and Exchange Commission’s recently adopted rules on executive compensation disclosure; and

•	provides that the anti-dilution provisions applicable to awards made under the Sales Equity Plan shall be the anti-dilution provisions in the LTIP.

A copy of the Sales Equity Plan Amendment is attached hereto as Exhibit 10.2 and is incorporated herein by this reference.

Amendment No. 4 to the HomeBanc Corp. 2004 Director Compensation Plan

At its meeting on December 13, 2006, the Board approved and adopted Amendment No. 4 (the “Directors’ Plan Amendment”) to the HomeBanc Corp. 2004 Director Compensation Plan (as amended, the “Directors’ Plan”). The Directors’ Plan Amendment:

•

modifies the definition of “Fair Market Value” as of a specified date to mean the closing price of the stock on that date rather than the closing price on the immediately preceding day and conforms to the Securities and Exchange Commission’s recently adopted rules on executive compensation disclosure; and

•	provides that the anti-dilution provisions applicable to awards made under the Sales Equity Plan shall be the anti-dilution provisions in the LTIP.

A copy of the Directors’ Plan Amendment is attached hereto as Exhibit 10.3 and incorporated herein by this reference.

Amendment No. 3 to the HomeBanc Mortgage Corporation 401(k) Retirement Plan

Effective December 13, 2006, HomeBanc approved and adopted the Third Amendment (the “401(k) Plan Amendment”) to the HomeBanc Mortgage Corporation 401(k) Retirement Plan, as amended and restated effective April 1, 2005 (as amended, the “401(k) Plan”). The 401(k) Plan Amendment incorporates changes required by final Treasury Regulations adopted under Sections 401(k) and (m) of the Internal Revenue Code of 1986, as amended.

A copy of the 401(k) Plan Amendment is attached hereto as Exhibit 10.4 and is incorporated herein by this reference.

Item 7.01.	Regulation FD Disclosure.

On December 13, 2006, the Company issued a press release (1) announcing the declaration of a dividend on shares of the Company’s common stock, (2) confirming guidance for the quarter ending December 31, 2006 and (3) stating that the Company’s board continues to consider and evaluate a wide range of strategic alternatives and presently expects this process to be completed during early 2007. A copy of the press release is attached hereto as Exhibit 99.1 and is incorporated herein by this reference.

Pursuant to General Instruction F to Current Report on Form 8-K, the press release is attached to this Current Report as Exhibit 99.1 and are incorporated into this Item 7.01 by reference. The information contained in this Item 7.01, including the information set forth in the press release filed as Exhibit 99.1 to, and incorporated in, this Current Report, is being “furnished” and shall not be deemed “filed” for the purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of that Section. The information in

Exhibit 99.1 furnished pursuant to this Item 7.01 shall not be incorporated by reference into any registration statement or other documents pursuant to the Securities Act of 1933, as amended (the “Securities Act”), or into any filing or other document pursuant to the Exchange Act except as otherwise expressly stated in any such filing.

Item 9.01	Financial Statements and Exhibits.

(c)	Exhibits.

10.1	Amendment to the HomeBanc Corp. Amended and Restated 2004 Long-Term Incentive Plan, as Amended, dated December 12, 2006.
10.2	Amendment No. 1 to the Amended and Restated HomeBanc Corp. Sales Equity Incentive Plan, dated December 12, 2006.
10.3	Amendment No. 4 to the HomeBanc Corp. 2004 Director Compensation Plan, dated December 13, 2006.
10.4	Third Amendment to the HomeBanc Mortgage Corporation 401(k) Retirement Plan, dated December 13, 2006.
99.1	Press release dated December 13, 2006.*

*          As described in Item 7.01 above of this Current Report, this exhibit is “furnished and not “filed” with this Current Report.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:	December 15, 2006

HOMEBANC CORP.

		By:	/s/ ALANA L. GRIFFIN
		Name:	Alana L. Griffin
		Title:	Senior Vice President, Assistant General Counsel & Assistant Secretary

EXHIBIT INDEX

Exhibit No.	Description

10.1	Amendment to the Amended and Restated 2004 Long-Term Incentive Plan, as Amended, dated December 12, 2006.
10.2	Amendment No. 1 to the Amended and Restated HomeBanc Corp. Sales Equity Incentive Plan, dated December 12, 2006.
10.3	Amendment No. 3 to the HomeBanc Corp. 2004 Director Compensation Plan, dated December 13, 2006.
10.4	Third Amendment to the HomeBanc Mortgage Corporation 401(k) Retirement Plan, dated December 13, 2006.
99.1	Press release dated December 13, 2006.*

* As described in Item 7.01 above of this Current Report, this exhibit is “furnished” and not “filed” with this Current Report.